EXHIBIT 32.2

Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Ross Stores, Inc. (the “Company”) on Form 10-Q for the quarter ended May 1, 2021 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Travis R. Marquette, as Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), that, to the best of my knowledge:

(1)The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	June 9, 2021	/s/Travis R. Marquette
Travis R. Marquette
Executive Vice President and Chief Financial Officer,
and Principal Accounting Officer